UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2017 (March 1, 2017)

ARCONIC INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 1, 2017, Martin S. Sorrell notified the Board of Directors (the “Board”) of Arconic Inc. (the “Company”) that he had decided to not stand for re-election and resign from the Board, effective March 10, 2017, in order to devote additional time to his business interests.

Upon the recommendation of its Governance and Nominating Committee, on March 1, 2017, the Board appointed David P. Hess, former Executive Vice President and Chief Customer Officer for Aerospace of United Technologies Corporation, as a new director to fill the vacancy resulting from Mr. Sorrell’s resignation, effective March 10, 2017. Mr. Hess’s term will expire at the time of the Company’s 2017 annual meeting of shareholders, at which the Company will nominate him for re-election to the Board. Mr. Hess will be appointed to serve on one or more Board committees at a later date.

Mr. Hess will receive compensation for his service on the Board pursuant to the compensation program for the Company’s non-employee directors, as in effect from time to time during his service on the Board. The Company’s current non-employee director compensation program is described on pages 28-30 of the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on March 2, 2017. In addition, the Company will enter into an indemnity agreement with Mr. Hess, in the form approved in principle by the Company’s shareholders and which the Company has entered into with each of its directors to supplement the indemnification coverage provided by the Company’s Articles of Incorporation and By-Laws and the Pennsylvania Business Corporation Law. (See Form of Indemnity Agreement between the Company and individual directors or officers, incorporated by reference to exhibit 10(j) to the Company’s Annual Report on Form 10-K (Commission file number 1-3610) for the year ended December 31, 1987.)

The Company announced the appointment of Mr. Hess and the resignation of Mr. Sorrell in a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Information.

The press release dated March 2, 2017 and attached hereto as Exhibit 99.1 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

The following is filed as an exhibit to this report:

Exhibit Number	Description

99.1	Press Release, dated March 2, 2017.

Important Additional Information

Arconic Inc. (“Arconic”) has filed a preliminary proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Preliminary Proxy Statement”). Arconic, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of Arconic’s directors and executive officers and their respective interests in Arconic by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in Arconic’s securities are not reported, or have changed since the amounts described, in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Arconic’s Board of Directors for election at the 2017 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE

COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

By:	/s/ Katherine H. Ramundo
Name:	Katherine H. Ramundo
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: March 6, 2017

.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 2, 2017.